TIC

Tel-Instrument

ELECTRONICS CORP.

JANUARY
2015

ANNUAL MEETING

SAFE HARBOR STATEMENT

This presentation includes statements that are not historical in nature and may be characterized as "forward-looking statements," including those related to future financial and operating results, benefits, and synergies of the combined companies, statements concerning the Company's outlook, pricing trends, and forces within the industry, the completion dates of capital projects, expected sales growth, cost reduction strategies, and their results, long-term goals of the Company and other statements of expectations, beliefs, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. All predictions as to future results contain a measure of uncertainty and, accordingly, actual results could differ materially. Among the factors which could cause a difference are: changes in the general economy; changes in demand for the Company's products or in the cost and availability of its raw materials; the actions of its competitors; the success of our customers; technological change; changes in employee relations; government regulations; litigation, including its inherent uncertainty; difficulties in plant operations and materials; transportation, environmental matters; and other unforeseen circumstances. A number of these factors are discussed in the Company's previous filings with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.

TIC Tel-Instrument ELECTRONICS CORP.


New Products from the Leader
in IFF MODE 5 Flightline Test Sets
AN/APM-206
TACAN Automated Test Set
AN/USM-719
IFF Transponder / Interrogator
Featuring Mode 5
TCAS, EHS
TACAN/DME
VSWR
AN/USM-708
IFF Transponder / Interrogator
Featuring Mode 5
TCAS, EHS
NAV (VOR, ILS, LOC, GS, MB)
Sonobuoy Simulation
Shipboard Tests
TACAN/DME
Link-4A
VSWR
TS-4530A
IFF Transponder / Interrogator
Featuring Mode 5
TCAS, EHS

COMPANY OVERVIEW

- Tel-Instrument is an industry leader in developing, producing and supporting field-tested, rugged avionic flight line (ramp) and maintenance (bench) test sets for demanding military and commercial customers. These products provide the stimulus and signals necessary for certification, verification, fault finding and diagnosis of airborne systems while on the ground. The Company offers solutions for most civil and/or military applications. The Company's products incorporate high levels of integration by combining more test functions into a single unit, and thereby reducing customer acquisition, training, and life-cycle support costs than legacy systems.
- The Company offers both bench and ramp electronic test sets for
  - Identification Friend or Foe ("IFF") transponders and interrogators
  - Navigation
  - Communication
  - Tactical Air Navigation ("TACAN")
  - Distance Measuring Equipment ("DME")
  - Traffic Collision Avoidance System ("TCAS")
- The Company's strategic plan for the last five years has been to secure a 95% plus market share in the Mode 5 flight-line test business and then use the new technology platforms to broaden its product line into related navigation and communication test markets.

CONTRACT SUMMARY

- Set forth below is a Contract Summary as of January 15, 2015

Product	Customer	Use	Orders Received	Max Contract Size	Backlog	Status
CRAFT	US Navy	Portable Pre-flight Multi Purpose Testing	$37.9M	$40.5M	$9.7M	360 units remaining to be shipped. Additional $2.6 million remaining on IDIQ order. Additional higher priced Navy and JSF orders expected.
TS-4530A	US Army	Portable Pre-flight IFF Testing	$24.9	$44.0	$16.4	1,700 Mod 5 upgrade KITS and 688 SETS remain to be shipped. Army is requesting all KITS be shipped at this time.
ITATS	US Navy	Maintenance Shop (bench) TACAN Testing	$11.6	$14.0	$4.8	85 units remaining. Beginning to see interest from other customers.
Miscellaneous					$2.4	
TOTAL			**$74.4M**	**$98.5M**	**$33.3M**	

FISCAL 2015 REVENUE GROWTH


$6
$5
$4
$3
$2
$1
$0
Millions
$3.13M
$3.59M
$5.03M
1st Quarter
2nd Quarter
3rd Quarter

Consistent Revenue Growth

CRAFT UPDATE (NAVY)

- Received $9.5 million IDIQ order in the Fall of 2013 and $6.9 million of booked orders. $2.6 million remains on this new contract.
  - The Company expects to generate substantial follow-on business with the Navy and other military customers domestically and overseas.
  - CRAFT has been selected for the JSF program which could generate significant sales over the next 15 years.
  - TIC is actively working the additional CRAFT orders both domestically and overseas.
  - Follow-on CRAFT sales entail higher profit margins.
- Units are being used in the field and customers are very pleased with the quality and capabilities of this multi-purpose test set.
- Completed upgrade of over 400 CRAFT "Ship In Place" units. Still some older units coming back from the field that need to be upgraded.

TS-4530 UPDATE (ARMY)

- The TS-4530A design program is complete TIC has begun full rate production of KITS at 300 per quarter.
  - Received $3.2 million IDIQ order last year for more SETS.
  - Army has prioritized KIT deliveries with a goal of increasing monthly shipments by 50% per month starting this quarter.
  - Full rate production release for SETS is still awaiting Army approval with the latest estimate being April 2015.
- The Company has updated the 4530A software and plans to secure AIMS approval on the final software version this quarter.
- Any additional domestic and international orders would be at the higher commercial pricing.

ITATS UPDATE (NAVY)

- TIC commenced production of ITATS earlier this year and production is expected to reach 15 units in the current quarter.
  - Have begun to receive small orders from other customers at the higher commercial price.
  - Expect more business from other services and countries as this is the only automated TACAN bench test set on the market.

Major FY 15 Accomplishments

- Consistent sequential ongoing revenue growth.
- Commencement of full rate KIT production on 4530A.
- Commencement of full rate production on ITATS.
- Initial sales of commercial test sets to key China market.
- Completion of CRAFT Ship In Place Units.
- Upgraded manufacturing staff to support planned growth
- Completion of new $1.2 million banking arrangement at 6% interest rate
- Expect continued revenue and profit growth in 4th Quarter

INVESTMENT HIGHLIGHTS

Attractive Business Model	• Diverse base of customers with long-term relationships • Low capital equipment requirements • Operating costs are largely fixed with revenue increases dropping to bottom line • Gross margins will begin to improve as we work off the lower priced CRAFT units
Diverse Product Offering	• Wide product line for both commercial and military customers • Customers will experience substantial cost savings converting from legacy products • Assembly and automated PXI testing production model offers high efficiencies
Strong Backlog	• $33 million in shippable backlog with strong profit contribution • Projected large amount of follow-on sole source orders for new products
Competitive Advantages	• Strong competitive position in next generation Mode 5 flight-line test sets • Substantial regulatory, intellectual property and financial barriers to entry in core markets • Only domestic small business in current market segments • Proven track record in winning competitive solicitations
Entering Growth Period	• Revenues and profits projected to grow substantially over next few years due to Mode 5 roll-out • New products specifically designed for growth into new markets • Significant R&D expenditures for Mode 5 designs have been completed and fully expensed

FINANCIAL OBJECTIVES

Near Term

- Increase TS-4530A shipments by 50%
- Capture 95% of Mode 5 business in key export markets
- Further strengthen balance sheet and cash position
- Successful resolution of Aeroflex lawsuit

Mid Term

- Strong sales growth and profitability in FY 16 and FY 17
- Roll out next generation commercial products
- Aggressively compete for next generation test sets for U.S. Military

Long Term

- Sustainable and profitable double digit growth

TIC Tel-Instrument Electronics Corp.

CONTACT

Tel-Instrument Electronics Corp.

One Branca Road
East Rutherford, NJ 07073
Tel: 201-933-1600
Fax: 201-933-7340